                                                                    EXHIBIT 99.7


                      CONSENT OF PERSON TO BECOME DIRECTOR

     Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Baker Hughes Incorporated upon consummation of the merger of Baker Hughes Delaware I, Inc. with and into Western Atlas Inc.


                                                    /s/ ALTON J. BRANN
                                                    --------------------------
                                                    Alton J. Brann

June 30, 1998

                      CONSENT OF PERSON TO BECOME DIRECTOR

     Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Baker Hughes Incorporated upon consummation of the merger of Baker Hughes Delaware I, Inc. with and into Western Atlas Inc.



                                                    /s/ JOHN R. RUSSELL
                                                    --------------------------
                                                    John R. Russell

June 30, 1998

                      CONSENT OF PERSON TO BECOME DIRECTOR

     Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Baker Hughes Incorporated upon consummation of the merger of Baker Hughes Delaware I, Inc. with and into Western Atlas Inc.



                                                    /s/ JOSEPH T. CASEY
                                                    --------------------------
                                                    Joseph T. Casey

June 30, 1998

                      CONSENT OF PERSON TO BECOME DIRECTOR

     Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Baker Hughes Incorporated upon consummation of the merger of Baker Hughes Delaware I, Inc. with and into Western Atlas Inc.



                                                    /s/ CLAIRE W. GARGALLI
                                                    --------------------------
                                                    Claire W. Gargalli

June 30, 1998